Intangible Asset	6 Months Ended
Jun. 30, 2025
Intangible Asset [Abstract]
INTANGIBLE ASSET

NOTE 4:- INTANGIBLE ASSET

On September 30, 2022, the Company announced the closing of the acquisition (“Wellution Acquisition”) of WellutionTM, an Amazon Marketplace account and American food supplement and cosmetics brand and trademark (the “Brand”). In connection with the Wellution Acquisition, the Company incorporated a new wholly owned Delaware subsidiary, SciSparc Nutraceuticals Inc., to hold the new assets. The definitive agreement for the acquisition of the Brand was entered into with Merhavit M.R.M Holding and Management Ltd (“M.R.M”).

At the closing, the Company paid a base cash payment of $4,540 and in 12 months following the closing agreed to pay an additional deferred cash payment equal to a multiple of 3 times the amount by which the Brand’s EBITDA exceeds $1,120 during the 12-month period following the closing of the Wellution Acquisition. The Company paid an additional $321 as purchase costs.

The Company reviewed the transaction and deemed it to be the purchase of assets for accounting purposes under generally accepted accounting principles. The Company reviewed the guidance under IFRS 3 for the transaction and determined that the fair value of the gross assets acquired was concentrated in a single identifiable asset, a brand. Accordingly, the Company treated the transaction as an asset acquisition. On the closing date of the acquisition, the Company fully recognized the acquisition amount total of $4,861 as an intangible asset, to be amortized over a period of 10 years.

In the year ended December 31, 2024, the Brand recorded significant losses. As of December 31, 2024, the Company has determined there are signs of decline in the value of the Brand and recognized a loss as a result of impairment to its intangible asset of $1,344 (as of December 31, 2023 - $1,042).

The impairment loss was determined based on the revenue projections of the Brand, using the relief from royalty approach. Under the relief from royalty approach, the fair value of a brand is determined based on discounted future royalty payments that owner of the asset would have been required to pay if instead of purchasing the intangible asset it would have been licensed from a third party. Revenues were projected for a period of 7.8 years (2023 – 8.7), commensurate with the remaining estimated useful life of the Brand and with no terminal value. The projections were determined based on the current period revenues, assuming a growth rate for the short term that is consistent with management’s expectations that revenues of the brand will resume their past extent, as of the date of purchase of the brand, a growth rate thereafter of 27.8% (2023 – 13.8%) and a declining growth rate for the long term, reaching 2% (2023 – 2%) at the terminal year. Theoretical royalties arising from the brand were capitalized at a discount rate of 21.9% (2023 – 20.6%).

The table below summarizes the fair value of the intangible asset:

Balance at January 1, 2024	$3,189
Loss on impairment of intangible asset	(1,344)
Depreciation of intangible asset	(366)

Balance at December 31, 2024	1,479

Depreciation of intangible asset	(96)

Balance at June 30, 2025	$1,383

During the six months ended June 30, 2025, and 2024, the Company recorded depreciation expenses with respect to intangible asset in the amount of $96 and $183, respectively.

On October 10, 2025, the Company sold its holding in Scisparc Nutraceuticals Inc. to Neurothera Labs Inc. as part of the Transaction (see note 14d).